UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

GASTAR EXPLORATION LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

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(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING

OF SHAREHOLDERS

AND

MANAGEMENT PROXY AND INFORMATION CIRCULAR

OF

GASTAR EXPLORATION LTD.

This Management Proxy and Information Circular is furnished in connection with the solicitation of proxies by management of Gastar Exploration Ltd. to be voted at the Annual General and Special Meeting of the shareholders of the Company to be held on Thursday, June 1, 2006 at the hour of 2:00 p.m. (CDT) at The Four Seasons Hotel, 1330 Lamar Street, Houston, Texas.

Dated: May 3, 2006

GASTAR EXPLORATION LTD

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

THURSDAY, JUNE 1, 2006

TO THE SHAREHOLDERS:

TAKE NOTICE that an Annual General and Special Meeting (the “Meeting”) of the Shareholders of Gastar Exploration Ltd. (the “Company”) will be held at The Four Seasons Hotel, 1330 Lamar Street, Houston, Texas, Thursday, June 1, 2006 at the hour of 2:00 p.m. (CDT) for the following purposes:

1.	To fix the board of directors of the Company at five (5) members;

2.	To elect a board of directors of the Company for the ensuing year;

3.	To approve the appointment the auditors of the Company for the ensuing year and, to authorize the board of directors to fix the auditors’ remuneration;

4.	To approve and adopt a long-term stock incentive plan; and

5.	To transact any such other business as may properly be brought before the Meeting or any adjournment thereof.

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of Instrument of Proxy and return it in the envelope provided for that purpose.

The specific details of the matters proposed to be dealt with at the Meeting are set forth in the Management Information Circular accompanying this Notice. The audited consolidated financial statements of the Company and the auditors’ report thereon for the year ended December 31, 2005 and other information concerning the Company is included in our Annual Report on Form 10-K for the year ended December 31, 2005 which is included in our 2005 Annual Report to Shareholders, a copy of which accompanies this Notice. The 2005 Annual Report to Shareholders and this Notice are being mailed to registered shareholders on or about May 3, 2006 and are also available on SEDAR at www.sedar.com or at the U.S. Securities and Exchange Commission at www.sec.gov.

Only holders of record of Common Shares of the Company at the close of business on May 1, 2006 (the “Record Date”) are entitled to notice of and to attend the Meeting or any adjournment(s) thereof and to vote thereat.

If you are a registered shareholder of the Company and are unable to attend the Meeting in person, please date and sign the enclosed form of proxy and return it in the enclosed envelope. In order to be valid and acted upon at the Meeting, forms of proxy must be received by the Company’s registrar and transfer agent, CIBC Mellon Trust Corporation, Attention: Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9, at least twenty-four (24) hours, excluding Saturdays and holidays, before the time of the Meeting or any adjournment thereof.

If you are a shareholder of the Company whose Common Shares are registered in “street name” and receive these materials through your broker or through another intermediary, please complete and return the form of proxy in accordance with the instructions provided therein.

Dated this 3rd day of May 2006.

BY ORDER OF THE BOARD OF DIRECTORS

J. Russell Porter

President and Chief Executive Officer

i

GASTAR EXPLORATION LTD.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

THURSDAY, JUNE 1, 2006

MANAGEMENT INFORMATION CIRCULAR

NOTE: Shareholders who do not hold their common shares (“Common Shares”) in their own name as registered shareholders should read “Advice to Beneficial Shareholders” herein for an explanation of their rights.

This Management Information Circular constitutes a definitive proxy statement under the rules of the U.S. Securities and Exchange Commission (the “SEC”).

SOLI CITATION OF PROXIES

This Management Information Circular (“Circular”) is provided in connection with the solicitation by management of Gastar Exploration Ltd., a corporation organized under the laws of the Province of Alberta, Canada (the “Company”), of proxies for the Annual General and Special Meeting of the shareholders of the Company (the “Meeting”) to be held on Thursday, June 1, 2006, at 2:00 p.m. (CDT) at The Four Seasons Hotel, 1330 Lamar Street, Houston, Texas.

Management of the Company does not contemplate a solicitation of proxies otherwise than by mail. The costs thereof will be borne by the Company. This Circular and accompanying form of proxy is being first sent or given to shareholders on or about May 3, 2006.

APPOINTMEN T AND REVOCATION OF PROXIES

A shareholder has the right to appoint a nominee (who need not be a shareholder) to represent him at the Meeting, other than the persons designated in the enclosed proxy form, by inserting the name of his chosen nominee in the space provided for that purpose on the form or by completing another proper form of proxy. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and should instruct him on how the shareholder’s Common Shares are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or, where the form of proxy has been executed by an attorney of the shareholder, by the shareholder’s attorney authorized in writing, with proof of such authorization attached.

A form of proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to the registrar and transfer agent of the Company, CIBC Mellon Trust Corporation, Attention: Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9, at least twenty-four (24) hours, excluding Saturdays and holidays, before the time of the Meeting or any adjournment thereof.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it, any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof.

ADVICE TO BENEFICIAL SHAREHOLDERS

Shareholders who do not hold their Common Shares in their own name (referred to herein as “Beneficial Shareholders”) are advised that only proxies from shareholders of record can be recognized and voted upon at the Meeting. Beneficial Shareholders who complete and return a proxy must indicate thereon the person (usually a brokerage house) who holds their Common Shares as a registered shareholder. Every intermediary (broker) has its own mailing procedure and provides its own return instructions, which should be carefully followed. The form of proxy supplied to registered shareholders is identical to that provided to Beneficial Shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder.

All references to shareholders in this Circular and the accompanying form of proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

VO TING OF PROXIES

The persons named in the enclosed form of proxy have been selected by the directors of the Company and have indicated their willingness to represent as proxy the shareholder who appoints them. Each shareholder may instruct his proxy how to vote his Common Shares by completing the blanks on the proxy form.

Common Shares represented by properly executed proxy forms in favor of the person designated on the enclosed form will be voted or withheld from voting in accordance with the instructions given on the proxy forms. In the absence of such instructions, such Common Shares WILL BE VOTED FOR THE APPROVAL OF ALL RESOLUTIONS IDENTIFIED IN THIS CIRCULAR.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments and variations to matters identified in the Notice of Meeting and with respect to any other matters which may properly come before the Meeting. At the time of printing this Circular, the management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

VOTI NG COMMON SHARES

The Company will prepare a list of shareholders of record at the close of business on May 1, 2006 (the “Record Date”). A holder of Common Shares of the Company named on that list will be entitled to vote the Common Shares then registered in such holder’s name, except to the extent that: (a) the holder has transferred the ownership of any of his Common Shares after that date, and (b) the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he owns the Common Shares, and demands not later than the close of business, ten (10) days before the Meeting, that his name be included in the list of persons entitled to vote at the Meeting, in which case the transferee will be entitled to vote his Common Shares at the Meeting.

As of the Record Date set for the Meeting, the Company has 166,288,735 issued and outstanding Common Shares that are without nominal or par value. Holders of Common Shares are entitled to one (1) vote at the Meeting for each Common Share held.

A quorum of shareholders is necessary for a valid meeting. The required quorum for the transaction of business at the Meeting is the presence of a holder or holders of 5% of the total outstanding Common Shares entitled to vote at the Meeting, either present in person or represented by proxy. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining the presence of a quorum.

If a quorum is present at the Meeting, the five director nominees who receive the greatest number of votes cast by Common Shares present in person or by proxy and entitled to vote shall be elected as directors. The affirmative vote by the holders of a majority of Common Shares present and voting is required to ratify the selection of BDO Seidman, LLP as our independent registered accounting firm for 2006 provided such Common

Shares voting affirmatively also constitute a majority of the number of Common Shares required for a quorum. The affirmative vote by the holders of a majority of Common Shares present and voting is required to ratify and approve our 2006 Long-Term Incentive Plan, provided such Common Shares present in person or by proxy and entitled to vote also constitute at least 33 1/3% of the number of outstanding Common Shares eligible to vote at the meeting.

Abstentions and broker non-votes will have no effect on the outcome of the election of directors, assuming a quorum is present or represented by proxy at the Meeting. With respect to all other matters, abstentions and broker non-votes are not considered to be votes cast and therefore will have no effect on such matters. A broker non-vote occurs if a broker or other nominee of Common Shares does not have discretionary authority and has not received voting instructions with respect to a particular matter.

P RINCIPAL SHAREHOLDERS

The following table sets forth certain information about the beneficial ownership of Common Shares as of March 15, 2006 by:

•	Each of our directors;

•	Named Executive Officers set forth in the Summary Compensation Table set forth under the caption “Compensation of Executive Officers and Directors” below;

•	All of our Named Executive Officers and directors as a group; and

•	Each person known to the Company to be the beneficial owner of more than 5% of our outstanding Common Shares.

For purposes of the following table, a person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from March 15, 2006 upon the exercise of warrants or options or upon the conversion of convertible securities. Each beneficial owner’s percentage is determined by assuming that options, warrants or conversion rights that are held by that person regardless of price, but not those held by any other person, and which are exercisable within 60 days from March 15, 2006, have been exercised.

Unless otherwise indicated and subject to community property laws where applicable, management of the Company believes that all persons named in the following table have sole voting and investment power over all Common Shares reported as beneficially owned by them. The address for our directors and Named Executive Officers is 1331 Lamar Street, Suite 1080, Houston, Texas 77010. The address for Chesapeake Energy Corporation is 6100 North Western Avenue, Oklahoma City, OK 73118. The address for GeoStar Corporation and Mr. Ferguson is 2480 W. Campus Drive, Building C, Mt. Pleasant, Michigan 48858. The address for FMR Corp. is 82 Devonshire Street, Boston MA 02109.

The information in the following table is based upon information supplied by officers, directors, certain named individuals, principal shareholders and from documents filed with the SEC. Applicable percentages are based on 164,748,380 Gastar Common Shares outstanding on March 15, 2006, subject to adjustment for each beneficial owner as described above.

	Common Shares Beneficially Owned
	Outstanding Common Shares	Issuable Upon Exercise of Stock Options	Total	Percent of Total Common Stock Outstanding
Our 5% Shareholders
Chesapeake Energy Corporation	27,151,641	—	27,151,641	16.5%
GeoStar Corporation (2)	17,936,138	—	17,936,138	10.9%
Tony Ferguson	6,960,000	2,048,200	9,008,200	5.4%
FMR Corp.	8,345,018	—	8,345,018	5.1%

Our Directors Who Are Not Employees
Thomas E. Robinson (3)	10,299,658	2,048,200	12,347,858	7.4%
Abby F. Badwi	—	75,000	75,000	*
Thomas L. Crow	300,000	212,500	512,500	*
Matthew J. P. Heysel	78,078	175,000	253,078	*
Richard A. Kapuscinski	146,833	225,000	371,833	*

Our Executive Officers
J. Russell Porter, President, Chief Executive and Chief Operating Officer and Director	2,280,000	650,000	2,930,000	1.8%
Michael A. Gerlich, Vice President and Chief Financial Officer	5,000	—	5,000	*

Directors and executive officers, as a group (7 persons)	13,109,569	3,385,700	16,495,269	9.8%

*	Less than 1%.

(1)	Includes Common Shares underlying options to purchase Common Shares that currently are vested or will vest or be exercisable within 60 days of March 15, 2006.
(2)	Does not include Common Shares acquired or disposed of by GeoStar Corporation since March 15, 2006 and prior to the Record Date. As a result, management of the Company believes that GeoStar Corporation will be entitled to vote 17,184,266 Common Shares for which it holds voting power at the Meeting, or 10.3% of Common Shares outstanding as of the Record Date.
(3)	Mr. Robinson resigned as Chief Executive Officer of the Company on February 17, 2004 but continues to hold the title of Chairman of the Board of the Company.

To the knowledge of the directors and executive officers of the Company, as at the Record Date, no person, firm or corporation own, directly or indirectly, or exercise control or direction over voting securities carrying more than ten percent (10%) of the voting rights attached to any class of voting securities of the Company, except as indicated in the foregoing table.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Biographical information on our executive officers can be found in Part III of our Annual Report on Form 10-K for the year ended December 31, 2005, which is included in our 2005 Annual Report to Shareholders delivered with this Circular.

Summary Compensation Table

The following tables and discussion below set forth information about the compensation awarded to, earned by or paid to our principal executive officer and principal financial officer (“Named Executive Officer”) during the fiscal years ended December 31, 2005, 2004 and 2003.

					Long-Term Compensation		All Other Compen- sation
		Annual Compensation(1)			Awards	Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options	LTIP Payouts
Thomas E. Robinson (2)	2005	$—	$—	$—	—	$—	$—
Chairman of the Board and	2004	$—	$—	$—	500,000	$—	$—
Chief Executive Officer	2003	$—	$—	$—	—

J. Russell Porter (3)	2005	$450,000	$337,500	$—	—	$—	$—
President, Chief Executive	2004	$350,000	$150,000	$—	1,000,000	$—	$—
Officer and Chief Operating	2003	$350,000	$—	$—	—	$—	$—
Officer

Michael A. Gerlich (4) Vice President and Chief and Financial Officer	2005	$168,173	$79,063	$—	250,000	$—	$—

(1)	As permitted by the rules promulgated by the SEC, no amounts are shown with respect to perquisites and other personal benefits, securities or property for each individual named in the table above that did not exceed the lesser of $50,000, or 10% of the sum of the amounts in the annual salary and bonus columns reported for such individual.
(2)	Mr. Robinson resigned as Chief Executive Officer on February 17, 2004 but continues to hold the title of Chairman of the Board. Mr. Robinson received no cash compensation for any services he rendered to the Company.
(3)	From September 2000 until February 17, 2004, Mr. Porter served as our Chief Operating Officer. On February 17, 2005, Mr. Porter was appointed our Chief Executive Officer of Gastar. Mr. Porter’s bonus for 2004 was paid in 2005. For 2005, $225,000 of his 2005 bonus was paid in 2006. The amounts reflected show the aggregate amounts earned during each fiscal year. Under the terms of his current employment agreement, he receives an annual base salary of $450,000, plus bonus of not less than 20% of his base salary as determined by the Board of Directors.
(4)	Mr. Gerlich joined the Company in May 2005 as Vice President and Chief Financial Officer. Under the terms of his current employment agreement, he receives an annual base salary of $275,000, plus a bonus as determined by the Board of Directors. For 2005, $51,563 of his 2005 bonus was paid in 2006. The amounts reflected show the aggregate amounts earned during each fiscal year.

Option Grants in 2005

The following table shows certain information about the number of stock options granted to Named Executive Officer during the year ended December 31, 2005.

Name	Number of Shares Underlying Options Granted (1)	% of Total Options Granted During Year	Exercise Price (2)		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
						5% (3)	10% (3)
J. Russell Porter	—	—		—	—	—	—
Michael A. Gerlich	250,000	35.2%	CDN$	3.50	06/24/10	$207,418	$458,340

(1)	The options granted are exercisable over four years, one-quarter after one year and one-quarter on each of the next three anniversaries of the grant.
(2)	Options are granted at an exercise price equal to the closing price of our Common Shares on the Toronto Stock Exchange on the day of the grant.
(3)	Amounts have been converted from Canadian dollars to U.S. dollars at CDN$1.00 equals $0.8580, the exchange rate on December 31, 2005. Amounts represent hypothetical gains that could be achieved for the options if they are exercised at the end of the option term. Those gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date such options were granted, through the expiration date. For the option term ending June 24, 2010, based on a strike price of CDN$3.50 on June 24, 2010, a common share would have a value on the ending date of the option term of approximately CDN$4.47 at an assumed appreciation rate of 5% and approximately $5.64, at an assumed appreciation rate of 10%.

Aggregate Option Values

The following table shows certain information about the number of stock options and warrants exercised during the year ended December 31, 2005 and the number of stock options owned by the Named Executive Officer at December 31, 2005. Options in the columns marked “unexercisable” are subject to vesting and will be forfeited if employment with the Company is terminated for certain reasons.

Name	Shares Acquired on Exercise (1)	Value Realized (1)	Number of Unexercised Stock Options at December 31, 2005 (1)		Value of Unexercised In-the-Money Stock Options at December 32, 2005 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. Russell Porter	—	—	650,000	750,000	$691,548	$540,540
Michael A. Gerlich	—	—	—	250,000	—	$160,875

(1)	The exercise prices of our stock option grants are specified in Canadian dollar. The value of each unexercised in-the-money stock option in the table above has been converted from CDN$ to U.S. dollars at CDN$1.00 equals $0.8580, the exchange rate on December 31, 2005. The values calculated are equal to the difference between the closing price of our Common Shares on the Toronto Stock Exchange on December 30, 2005 of CDN$4.25 per share and the exercise price of the stock option.
(2)	There were no stock options exercised by Named Executive Officers during the year ended December 31, 2005.

Equity Compensation Plans

Our 2002 Stock Option Plan, our only equity compensation plan, was approved and ratified by our shareholders on July 5, 2002. The 2002 Stock Option Plan superseded and replaced our prior stock-based compensation plans. Unexercised stock options granted under our prior stock option plans that had not expired or been cancelled on the effective date of the 2002 Stock Option Plan were ratified and confirmed as included under the 2002 Plan. Consequently, all currently outstanding stock options are subject to the terms of the 2002 Stock Option Plan. In April 2004, our Board of Directors amended the provisions of the 2002 Stock Option Plan to specifically incorporate a provision to provide for stock options to be exercised on a cashless basis, whereby the Company issues the optionee the number of Common Shares equal to the stock option exercised, less the number of Common Shares which when multiplied by the market price at the date of exercise equals the aggregate exercise price for all of the Common Shares exercised.

The Company is authorized to issue a maximum of 25.0 million Common Shares for awards under the 2002 Stock Option Plan. If any option granted under the 2002 Stock Option Plan expires or terminates for any reason in accordance with the terms of the 2002 Stock Option Plan without being exercised, the unpurchased Common Shares subject to that option will become available for other option grants under the 2002 Stock Option Plan.

The 2002 Stock Option Plan is administered by our Board of Directors. Pursuant to the 2002 Stock Option Plan, our Board of Directors may allocate non-transferable options to purchase Common Shares to directors, officers, employees and consultants of Gastar and its subsidiaries. At the time of granting options under the 2002 Stock Option Plan, the aggregate number of Common Shares underlying all options granted under the 2002 Stock Option Plan and the aggregate number of Common Shares underlying the options granted to each individual under the 2002 Stock Option Plan may not exceed the maximum number permitted by any stock exchange on which our Common Shares are listed or by any other regulatory body having jurisdiction. Options issued pursuant to the 2002 Stock Option Plan have an exercise price determined by the Board of Directors, but that exercise price cannot be less than the price permitted by any stock exchange on which our Common Shares are then listed.

The following table provides information as of December 31, 2005 about our Common Shares that may be issued upon the exercise of stock options and warrants under (i) all compensation plans previously approved by security holders and (ii) individual compensation arrangements not approved by security holders. All of such securities are options issued under the 2002 Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights		Number of Remaining Available for Future Issuance (1)
Equity compensation plans approved by security holders	17,500,600	CDN$	3.02	1,106,900
Equity compensation plans not approved by security holders	—		—	—

Total	17,500,600	CDN$	3.02	1,106,900

1.	As of the Record Date, 461,900 Common Shares remained available for future issuance.

Employment Agreements and Termination of Employment and Change of Control Arrangements

The Company has entered into an employment agreement with our Chief Executive Officer and Chief Financial Officer. Each employment agreement shall continue unless terminated in accordance with the provisions of his respective agreement. Each employment agreement provides for a base salary, a bonus, participation in our health plans and other fringe benefits. The agreements also include confidentiality provisions.

Mr. Porter’s 2006 annual base salary is $450,000, with an annual bonus not to be less than 20% of his annual salary. Additionally, Mr. Porter will receive reimbursement for club and organizational membership used in furtherance of our business. The Company will pay Mr. Porter or his heirs severance benefits if his employment is terminated by death, disability, or if he or Gastar terminates his employment with proper notice. Severance benefits will be equal to two times his total compensation, as shown on his most recent Form W-2. Severance benefits will be payable over the “Severance Pay Period”, as set forth in his employment agreement. Mr. Porter will receive no severance payment if his termination is due to “Reasonable Cause”.

Mr. Gerlich’s base salary for 2006 is $275,000. Annual bonuses are at the discretion of our board of directors. Upon becoming Chief Financial Officer in 2005, Mr. Gerlich was granted a stock option to acquire 250,000 Common Shares. Additionally, Mr. Gerlich was granted an additional 350,000 options in 2006. The Company will pay Mr. Gerlich severance benefits if his employment is terminated by any reason other than “Reasonable Cause”. Severance benefits will be equal to two times his most recent annual compensation (exclusive of bonuses received or other non-cash compensation) if notice is received after May 17, 2006. If notice is received prior to May 17, 2006, the severance amount equal to one times his most recent annual compensation (exclusive of bonuses received or other non-cash compensation). Severance benefits will be payable over the “Severance Pay Period”, as set forth in his employment agreement.

Compensation of Directors

Commencing November 2005, the independent, non-employee and non-executive directors are to receive the following fees:

•	$7,500 for all meetings attended in person;

•	$1,500 per meeting attended telephonically; and

•	$500 per committee meeting attended in person.

The Chairman of the Board of Directors has elected to waive his future director meeting fees. All directors are reimbursed for certain expenses incurred in connection with their attendance of Board and committee meetings in accordance with Company policy.

Directors are eligible to receive stock option grants under our 2002 Stock Option Plan. During the fiscal year ended December 31, 2005, no stock options were issued to the Chairman of the Board or directors who were not employees.

Compensation Committee Interlocks and Insider Participation

From January 1, 2004 until May 28, 2004, the compensation committee of our Board of Directors, which the Company refers to as the Remuneration Committee, was comprised of Messrs. Crow, Kapuscinski, Heysel and Robinson. Other than Mr. Robinson who served as our Chief Executive Officer until February 17, 2004, no member of the Remuneration Committee was during the 2004 fiscal year or at any time prior to the 2004 fiscal year an officer or employee of the Company or any of our subsidiaries. Since May 28, 2004, our Remuneration Committee has been comprised of Messrs. Badwi, Crow, Kapuscinski and Heysel, none of whom is or has ever served as an officer or employee of the Company or any of its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee (or committee performing similar functions) of any entity that has one or more executive officers who serve on our Board of Directors or Remuneration Committee.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

Except as provided under the caption “Interests of Insiders in Material Transactions” below, no director, executive officer or any of their respective associates or affiliates is, or was at end of the fiscal year ended December 31, 2005, indebted to the Company or any of its subsidiaries.

INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS

GeoStar currently is the beneficial owner of approximately 10.3% of our Common Shares. Our Chairman of the Board of Directors is an officer and director of GeoStar. Except as disclosed elsewhere in our Form 10-K for the year ended December 31, 2005, the Company had the following related party transactions with GeoStar:

In 2001, the Company entered into a Participation and Operating Agreement (“POA”) with GeoStar. For the East Texas properties, the POA was replaced effective January 1, 2005 with a Joint Operating Agreement (“JOA”), as detailed below. Pursuant to the terms of the original POA, which still governs our West Virginia and certain Australian assets, the Company has the option to participate as a working interest partner in properties in which GeoStar and its subsidiaries have interests in on an “at cost” basis, subject to our full due diligence review prior to our participation election. Upon agreeing to participate, the Company is responsible for our proportionate share of actual costs expended by GeoStar and its subsidiaries to third parties on an “at cost” basis. The $601,000 due to related parties at December 31, 2004 represented the amount owed to GeoStar and its subsidiaries for natural gas and oil property development. In 2003 and 2004, pursuant to the terms of the POA, GeoStar billed the Company $369,000 and $27,000, respectively, for administrative overhead.

In June 2000, the Company entered into an agreement with GeoStar to settle accounts payable related to the development of natural gas and oil properties with the issuance of a floating convertible debenture for up to CDN$25.0 million. Under the debenture agreement, GeoStar would continue to provide funds for development and operations by allowing the Company to draw on the debenture. Advances under the debenture were subject to GeoStar’s availability of funds and the approval of the requested advances by GeoStar’s board of directors. The debenture was payable in cash or convertible into Common Shares, at prevailing market prices, at our option.

Effective January 1, 2005, the Company and GeoStar entered into a JOA covering an Area of Mutual Interest (“AMI”) in East Texas, with the Company as non operator and GeoStar as operator. Under the terms of the JOA, GeoStar would receive overhead reimbursement equal to 12.5% of development costs for the first 10 wells drilled after the effective date, 10% of the development costs for the 11th through 20th wells and 8.5% of the developments costs for all subsequent wells. As a result of the JOA, GeoStar ceased charging the Company a proportionate amount of direct salary and shared premises rent expense for GeoStar employees providing administrative and technical support services to the Company. In conjunction with the execution of the JOA, the Company terminated the convertible debenture arrangement with GeoStar and is required to finance its share of future joint venture costs.

During 2005, GeoStar billed the Company $1.4 million, which was equal to 12.5% of development costs for two wells drilled in East Texas. These costs have been capitalized to property and equipment and were paid in 2005. The GeoStar Acquisitions Properties agreement provides for certain post closing adjustments relating to expenditures incurred on the acquired properties, which may include additional agreed upon drilling overhead charges.

At December 31, 2005, the Company had a due from related parties receivable of $2.3 million owed to the Company by GeoStar primarily relating to revenues earned on GeoStar operated properties and property cost advances. Pursuant to the GeoStar Acquisition Properties agreement, the final purchase price adjustments are to be settled 50% in cash and 50% in Company Common Shares valued at CDN$4.50 per share. At December 31, 2005, the Company had a due to related parties payable of $2.1 million with a corresponding $2.1 million included in the liability to be settled by issuance of 548,128 Common Shares related to purchase price adjustments. The GeoStar Acquisitions Properties agreement provides for certain post closing adjustments relating to expenditures incurred on the acquired properties, which may include additional agreed upon drilling overhead charges.

In 2004, the Company recorded $1.3 million in general and administrative costs for administrative and technical support provided by GeoStar to the Company. The consolidated financial statements also include approximately

$1,000, $115,000 and $33,000 in seismic reprocessing fees paid to GeoStar at December 31, 2005, 2004 and 2003, respectively. The seismic reprocessing fees were capitalized to natural gas and oil properties.

Effective January 1, 2005, the Company agreed to hire and employ directly certain GeoStar employees as members of the management team.

All related party transactions in the normal course of operations have been measured at the agreed to exchange amounts, which is the amount of consideration established and agreed to by the related parties and which is similar to those negotiated with third parties.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Our Board of Directors and senior management consider good corporate governance to be central to its effective and efficient operation. The Company has reviewed its corporate governance practices and has determined them to be adequate and appropriate for the Company given its size and nature of activities. The following disclosure on our corporate governance practices is provided in accordance with Canadian National Instrument 58-101, the rules of the American Stock Exchange and the SEC.

Board of Directors/Mandate

The Board is currently comprised of six (6) directors, four (4) of which are independent. Pursuant to Canadian National Instrument 58-101 and Canadian Multilateral Instrument 52-110, a director is independent if he or she has no direct or indirect material relationship with the Company. Independent directors are to be free from any interest in any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act with a view to our best interests, other than interests and relationships arising from shareholdings. To ensure that open and candid discussion is facilitated amongst its independent directors, management and non-independent directors excuse themselves for portions of Board meetings at which all (independent and non-independent directors) are present.

The four independent directors serving currently on the Board also meet the standards for independent directors set forth in the rules and applicable listing standards of the American Stock.

Our independent and non-independent directors, as well as their respective board positions of other reporting issuers outside of Gastar are as follows:

Name of Director	Independent/Non-Independent	Directorships of Other Reporting Issuers
Abby Badwi	Independent	Rally Energy Corp. Arpetrol Inc. Sustainable Energy Technologies Ltd. Fairmount Energy Inc.

Thomas Crow	Independent	N/A

Matthew Heysel	Independent	China Broadband Corp. Big Sky Network Canada Ltd. Chengdu Big Sky Technology Services Ltd.

Richard Kapuscinski	Independent	N/A

J. Russell Porter	Non-Independent	N/A

Thomas Robinson	Non-Independent	N/A

The directors of the Company manage and supervise the management and business affairs of the Company with the goal of enhancing shareholder value. More specifically, the Board is responsible for strategic planning, identification and management of principal risks of our business, succession planning, shareholder communications and maintaining the integrity of our internal control and management information systems. The Board ensures it fulfills these stewardship responsibilities and other corporate governance duties by appointing Committees to review issues and performance in more detail, report their findings and make recommendations to the full Board.

Committees

Each of the following Committees have Board approved Terms of Reference which provide descriptions of the Chair of such committee and the roles and responsibilities of the Committee as a whole. The Terms of Reference function as a charter for the respective committees and will be posted prior to the Meeting on our internet website at www.gastar.com.

Corporate Governance Committee

The Corporate Governance Committee is comprised of Chairman Mr. Badwi and Messrs. Crow, Heysel and Kapuscinski. It has the responsibility of monitoring our overall approach to corporate governance issues which include:

•	Responding to governance recommendations or guidelines from various regulatory authorities;

•	Ensuring that there are adequate policies and procedures in effect to allow the Company to meet all continuous disclosure requirements;

•	Ensuring that adequate policies and procedures are in effect to identify and manage principal risks of our business; and reviewing annually the strategic planning process.

Audit Committee

The Audit Committee is comprised of Chairman Mr. Badwi and Messer. Crow and Heysel. In accordance with its terms of reference, the Audit Committee examines and reviews on behalf of the Board, internal financial controls, financial and accounting policies and practices, the form and content of financial reports and statements, and the work of the external auditors. The Chief Financial Officer attends the meetings of the Audit Committee by invitation. Mr. Badwi is designated as the “audit committee financial expert”, as that term is defined under SEC rules. A copy of the Terms of Reference for Audit Committee, which functions as the charter of the committee, is attached to this Circular as Appendix A.

On May 2, 2006, the Audit Committee released the following report:

May 2, 2006

Board of Directors

Gastar Exploration Ltd.

Houston, Texas

Re: Audit Committee Report

Gentlemen:

The Audit Committee of the Board of Directors consists of three directors who are independent, as defined by the standards of the American Stock Exchange and the rules of the U. S. Securities and Exchange Commission. Under the terms of reference approved by the Board, the Audit Committee assists the Board in overseeing matters relating to the accounting and financial reporting practices of the Company, the adequacy of its internal controls and the quality and integrity of its financial statements and is responsible for selecting and retaining the independent auditors. The Company’s management is responsible for preparing the financial statements of the Company and the independent auditors are responsible for auditing those financial statements. The Audit Committee’s role under the terms of reference is to provide oversight of management’s responsibility. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. The Committee met three times during the year ended December 31, 2005.

The independent auditors provided the Committee a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee also discussed with the auditors any relationships that may impact the independence of the auditors.

The Committee discussed and reviewed with the independent auditors all communications required to be discussed by standards of the U.S. Public Company Accounting Oversight Board, including those described in Statement of Auditing Standards No. 61, as amended, “Communication with Audit Committees”.

The Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2005 and discussed them with management and the independent auditors. Based on such review and discussions, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the U.S. Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

Abby Badwi

Thomas Crow

Matthew Heysel

Remuneration Committee

The Remuneration Committee is comprised of Chairman Mr. Badwi and Messrs. Crow, Heysel and Kapuscinski. It has the responsibility of making recommendations to the Board on the policy of executive compensation. It determines the individual compensation packages on behalf of the Board for the executive officers as well as senior management. The Chief Executive Officer attends meetings by invitation. It is expected that, commencing in 2007, the Remuneration Committee will issue a report on the Company’s executive compensation. A report was not issued for 2006 since the Company was not subject to reporting during the year under the U.S. Securities Act of 1934, as amended.

Nomination Committee

In March 2006, the Board established a Nominations Committee, the role of which is to assist the Board in ensuring that the Board comprises individuals who are best able to discharge the responsibilities of directors, having regard to the Company’s industry, stage of growth, the law and the highest standards of governance. The tasks and responsibilities of the Nomination Committee are defined in its terms of reference which was approved by the Board. The Nomination Committee is comprised of Chairman Mr. Badwi and Messrs. Crow, Kapuscinski

and Porter. A copy of the Terms of Reference for Nomination Committee, which functions as the charter of the Committee, is attached to this Circular as Appendix B.

New Board members are provided reports and receive an orientation on our business and industry and on the responsibilities of directors. In addition, senior management makes regular presentations to the Board on the main areas of our business.

Reserve Committee

The Reserve Committee is comprised of Chairman Mr. Badwi and Messrs. Crow, Heysel, Kapuscinski and Porter. Its responsibilities include:

•	Reviewing the Company’s procedures for providing information to the independent qualified reserve evaluator;

•	Meeting with the independent qualified reserve evaluator to determine whether there are any restrictions that could affect the ability of the evaluator to report without reservation; and

•	Reviewing the reserve data with management and the independent qualified reserve evaluator.

Attendance of Board and Committee Meetings

The following chart discloses the number of Board and Committee meetings held throughout the last fiscal year and the attendance of the eligible directors at the same.

Summary of Board and Committee Meetings Held in 2006
Board of Directors	7
Audit Committee	4
Remuneration Committee	1
Corporate Governance Committee	1
Nomination Committee	0
Reserve Committee	1

Summary of 2006 Meeting Attendance by Directors
Director	Board Meetings	Committee Meetings
Abby Badwi	7 of 7	7 of 7
Thomas Crow	7 of 7	7 of 7
Matthew Heysel	1 of 7	2 of 7
Richard Kapuscinski	7 of 7	3 of 3
J. Russell Porter	7 of 7	1 of 1
Thomas Robinson	7 of 7	N/A

Lead Director

Mr. Badwi acts as lead director of the Board of Directors. As lead director, Mr. Badwi is responsible for ensuring the appropriate organization, content and flow of information to the Board of Directors, that all concerns of the directors are addressed and that the Board acts independently of the Company’s management.

Board Evaluations/Assessments

The Company has established procedures and surveys for assessing and evaluating the performance of the Board. The surveys completed by each director are summarized and discussed by the Board as a whole with the objective of making changes to policies or procedures to address comments aimed at greater Board effectiveness.

Objectives of the Chief Executive Officer

The Chief Executive Officer is Mr. Porter whose written objectives constitute a mandate on a year-to-year basis. The Chief Executive Officer’s objectives, which include the general mandate to maximize shareholder value, are consistent with our annual plan and budget, which is approved by the Board annually and modified, as required, by the Board during the year.

Code of Ethics

Refer to the disclosure under the subheading “Code of Ethics” of Item 10 of the Annual Report Form 10-K for the financial year ended December 31, 2005, as filed by the Company on SEDAR (www.sedar.com) and with the U.S. Securities and Exchange Commission at www.sec.gov. Upon request, the Company will provide a copy of the Form 10-K free of charge to a shareholder of the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who was a director or senior officer of the Company at any time since the beginning of the last financial year of the Company, any proposed nominee for election as a director at the Meeting, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting other than the election of the directors.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING

1.	Fixing Number of Directors

The Company’s Board of Directors is currently fixed by the shareholders at six members. Only five persons have been proposed for election to the Board of Directors at the Meeting. The Restated Articles of the Company provide that the Board of Directors be comprised of a minimum of three and a maximum of fifteen members. The bylaws of the Company require the shareholders to fix the number of the Board of Directors. Accordingly, a proposal to fix the number of members of the Board of Directors at five is being presented to shareholders for approval at the Meeting. In the event the proposal is not approved and the five nominated directors are elected at the Meeting, the Board of Directors will have a vacancy that may be filled by resolution of the remaining directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTE “FOR” THE PROPOSAL TO FIX THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS AT FIVE (5).

2.	Electio n of Board of Directors

As of the Record Date, there are six (6) directors of the Company, the terms of each of which will expire on the date of the Meeting, subject to reappointment.

Unless otherwise directed, it is the intention of management to vote proxies in favor of the election as directors of the five (5) nominees hereinafter set forth in Table 1 below.

Management does not contemplate that any such nominees will be unable to serve as directors. However, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, the persons named in the form of proxy reserve the right to vote for any other nominee in their sole discretion.

Information regarding the persons nominated for election as directors, including the number of voting securities of the Company over which each exercises control or direction is as follows:

Name and Municipality of Residence and Position with the Company	Directors Since	Principal Occupation for the Last Five Years
Abby Badwi (1) (2) (3) (4) Calgary, Alberta Director	Feb. 17, 2004	President and CEO of Rally Energy Corp. from July 18, 2005 to present; President of Corrundum Energy Ltd. (private oil and natural gas investment firm), President and COO of Carmanah Resources Ltd. (TSX) (Sept. 1993 to Dec. 1999); President and CEO of Geodyne Energy Inc. (TSXV) (Jan. 2000 to Dec. 2002)

Thomas Crow (1) (2) (3) (4) La Jolla, California Director	Apr. 16, 2002	President (1973-1994) and Vice President (1994-1996) of Cobra Golf Inc.; Currently, independent businessman.

Richard Kapuscinski (2) (3) (4) Burlington, Ontario Director	July 10, 2000	Director of Marketing and Business Development of Turbo Genset Inc. (TSX/LSE)

J. Russell Porter (2) (4) Miami, Florida Director, President, CEO and COO	Feb. 17, 2004	Currently President, CEO and COO of the Company prior to which he was Executive Vice President of Forcenergy Inc. (publicly traded oil and natural gas exploration and development company)

Thomas Robinson (4) Mt. Pleasant, Michigan Director and Chairman	Feb. 19, 2001	President of GeoStar Company (private oil and natural gas company).

*	Less than 1.0%.

(1)	Member of the Audit Committee.
(2)	Member of the Reserve Committee.
(3)	Member of the Remuneration, Nomination and Corporate Governance Committees.
(4)	The shareholdings of each of the nominees is referenced under the heading “Principal Shareholders” above.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

3.	Appointment of Auditor

It is the intention of management to propose to the shareholders to approve the reappointment the firm of BDO Seidman, LLP, independent registered public accounting firm, 700 N. Pearl, Suite 2000, Dallas, Texas 75201-2867, as auditor of the Company until the close of the next annual general meeting of shareholders or until the firm is removed or resigns, and to authorize the directors of the Company to fix the remuneration of BDO Seidman, LLP. BDO Seidman, LLP was appointed auditor of the Company on January 10, 2006 to replace its Canadian based affiliate, BDO Dunwoody LLP, independent registered public accounting firm, as a result of our relocation of its corporate headquarters to Houston, Texas and the adoption of United States generally accepted accounting principles for its financial reporting.

Representatives of BDO Seidman LLP are expected to be present at the Meeting, have an opportunity to make statements regarding the Company and to be available to respond to appropriate questions.

Unless otherwise directed, it is management’s intention to vote the proxies in favor of an ordinary resolution to reappoint the firm of BDO Seidman, LLP as the independent registered public accounting firm of the Company and to authorize the directors to fix its remuneration.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE REAPPOINTMENT OF THE FIRM OF BDO SEIDMAN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2006.

4.	Adoption of a 2006 Long-Term Stock Incentive Plan

Management will be presenting to its shareholders our proposed 2006 Long-Term Stock Incentive Plan (the “Plan”) for approval. It is the view of management that this plan will: (i) attract and retain for the Company and its affiliates the best available personnel; (ii) provide additional incentive to employees and directors and increase their interest in the Company’s welfare; and (iii) promote the success of the business of the Company.

Summary of Plan

The number of Common Shares subject to the Plan is 5,000,000 shares.

The Plan’s purposes are to:

•	Attract and retain the best available personnel;

•	Provide additional incentives to employees, officers and directors;

•	Increase the Plan participants’ interest in our welfare; and

•	Promote the success of our business.

The Board of Directors believes that the Plan is structured to accomplish these purposes. Accordingly, at the March 29, 2006 meeting, our Board of Directors approved the Plan subject to shareholders ratification and approval at the Company’s annual meeting.

The following summary of the Plan is qualified by reference to the full text, which is attached as Appendix C to this Circular.

General Provisions

The Remuneration Committee (the “Committee”) administers the Plan with respect to awards to our employees, officers and directors. In the future, the Board or other committees may be allocated some or all of the Committee’s duties. The Committee consists solely of two or more non-employee directors in accordance with the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act. The Committee is authorized to:

•	Interpret the Plan and all awards;

•	Establish and amend rules and regulations for the Plan’s operation;

•	Select recipients of awards;

•	Determine the form, amount and other terms and conditions of awards;

•	Modify or waive restrictions on awards; and

•	Amend awards.

Our officers, other employees and directors, in addition to those of our affiliates, are eligible to be selected to participate in the Plan. Incentive stock options may be granted only to our employees and employees of our subsidiaries in which the Company owns directly or indirectly more than a 50% voting equity interest. The Committee has the sole discretion to select participants from among the eligible persons.

The aggregate number of Common Shares which may be issued under the Plan with respect to awards may not exceed 5,000,000, which number represents 3% of the number of the currently issued and outstanding Common Shares. No individual may receive stock options, stock appreciation rights, bonus stock awards or any combination thereof during the ten-year term of this Plan which would entitle that individual to be awarded more than 1,250,000 Common Shares under the Plan, which number represents 0.75% of the number of the currently issued and outstanding Common Shares. These limits are subject to adjustment for certain transactions affecting the Common Stock. Lapsed, forfeited or canceled awards will not count against this limit and can be regranted under the Plan. However, the cancellation of an option upon exercise of a stock appreciation right granted in tandem with the option will count against the limit. If the exercise price of an option is paid in Common Shares or if Common Shares are withheld from payment of an award to satisfy tax obligations with respect to the award, those Common Shares will count against the above limits. Any and all Common Shares available under the Plan may be granted to any employee, officer or director during the term of the Plan. The Common Shares issued under the Plan may be issued from (1) authorized but unissued Common Shares, (2) Common Shares held in the treasury of the Company, or (3) previously issued Common Shares reacquired by the Company, including Common Shares purchased on the open market, in each situation as the Committee may determine from time to time in its sole discretion.

Types of Awards

The Plan provides for the grant of:

•	Stock options, including incentive stock options and nonqualified stock options;

•	Stock appreciation rights, in tandem with stock options or freestanding;

•	Bonus stock awards; and

•	Any other type of award established by the Committee which is consistent with the Plan’s purposes.

Any stock option granted in the form of an incentive stock option must comply with Section 422 of the Internal Revenue Code. The Committee may grant awards individually, in combination, or in tandem.

General Award Provisions

All awards will be evidenced by award agreements, as determined by the Committee. The award will be effective on the date of grant unless the Committee specifies otherwise.

The exercise or measurement price will be at least equal to the fair market value of our Common Shares. The fair market value generally is determined to be the closing sales price quoted on any established stock exchange (i.e., currently for the Company, the American Stock Exchange) on the date of the grant of the award.

Awards will normally terminate on the earliest of (i) 10 years from the date of grant; (ii) for an incentive stock option granted to a ten percent shareholder, five years from the date of grant of the option; (iii) three months after the grantee is no longer serving in any capacity as an employee, officer or director of the Company for a reason other than the death or disability of the grantee; (iv) one year after death; or (v) one year after disability. The terms of an individual award agreement may provide for extended periods upon termination of employment or service and may provide for automatic termination of the award upon termination of employment or service for cause.

Awards are non-transferable except by disposition on death or to certain family members, trusts and other family entities as the Committee may approve.

The Committee may authorize the assumption of awards granted by other entities that are acquired by the Company or otherwise.

Awards may be paid in cash, Common Shares or a combination, in lump sum or installments and currently or by deferred payment, all as determined by the Committee.

A participant’s breach of the terms of the Plan or the award agreement will result in a forfeiture of the award.

Options

Options granted under the Plan may be:

•	Incentive stock options, as defined in the Internal Revenue Code, as amended; or

•	Non-qualified options, which do not qualify for treatment as incentive stock options.

The Committee selects the recipients of options and sets the terms of the options, including:

•	The number of Common Shares for which an option is granted;

•	The term of the option; and

•	The time(s) when the option can be exercised.

The Committee determines how an option may be exercised, whether for cash or securities. Arrangements may also be made, if permitted by law, for same-day-sale and margin account transactions through NASD dealers.

An option agreement or the Committee’s procedures may set forth conditions respecting the exercise of an option. The Committee may in its discretion waive any condition respecting the exercise of any option and may accelerate the time at which any option is exercisable.

Bonus Stock

The Committee will have discretion to make grants of bonus stock. A bonus stock grant entitles the recipient to acquire, at no cost or for a purchase price determined by the Committee on the date of the grant, Common Shares subject to such restrictions and conditions as the Committee may determine at the time of the grant. If bonus stock is granted subject to restrictions, it is referred to as restricted stock. The recipient may have all the rights of a shareholder with respect to the bonus stock. These rights include voting and dividend rights, and they are effective as soon as:

•	Bonus stock is granted (or upon payment of the purchase price for bonus stock if a purchase price is required); and

•	Issuance of the bonus stock is recorded by our transfer agent.

A grant of bonus stock may be subject to non-transferability restrictions, repurchase and forfeiture provisions and such other conditions (including conditions on voting and dividends) as the Committee may impose at the time of grant.

Any bonus Common Shares that are subject to restrictions at the time of grant cease to be restricted stock and will be deemed “vested” after the lapse of all restrictions. The Committee may in its discretion waive any condition or restriction related to a grant of restricted stock or accelerate the dates on which a grant of restricted stock vests.

If a participant’s employment or service is terminated for any reason prior to Common Shares of restricted stock becoming vested, the Company has the right, in the discretion of the Committee, to:

•	Repurchase the unvested Common Shares at their purchase price; or

•	Require forfeiture of those Common Shares if acquired at no cost.

Stock Appreciation Rights

The Committee may decide that stock appreciation rights may be granted separately or in tandem with the grant of an option. A stock appreciation right is a grant entitling the participant to receive an amount in cash or Common Shares or a combination thereof, as the Committee may determine, in an amount equal to the increase in the fair market value between the grant and exercise dates of the Common Shares with respect to which the stock appreciation right is exercised.

A stock appreciation right granted in tandem with a nonqualified option may be granted either at or after the time of the grant of the nonqualified option. A stock appreciation right granted in tandem with an incentive stock option may be granted only at the time of the grant of the incentive stock option. A stock appreciation right granted in tandem with an option terminates and is no longer exercisable upon the termination or exercise of the related option. The Committee may set the terms and conditions of stock appreciation rights, subject to the limitations set forth in the Plan. At any time it may accelerate the exercisability of any stock appreciation right and otherwise waive or amend any conditions to the grant of a stock appreciation right.

Performance-Based Compensation

In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly held corporations may be limited to the extent total compensation for certain executive officers exceeds $1 million in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.”

Market-priced options and stock appreciation rights granted under the Plan will automatically qualify as performance-based awards that are fully deductible without regard to the $1 million deduction limit imposed by Section 162(m). The Committee may designate any other award under the Plan as qualified performance-based compensation in order to make the award fully deductible under Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following performance criteria, which may be expressed in terms of company wide objectives or in terms of objectives that relate to the performance of a division, affiliate, department or function within the company or an affiliate:

•	Earnings;

•	Earnings per share;

•	EBITDA (earnings before interest, taxes, depreciation and amortization);

•	EBIT (earnings before interest and taxes);

•	Economic profit;

•	Cash flow;

•	Revenue;

•	Revenue growth;

•	Sales growth;

•	Net profit before tax;

•	Gross profit;

•	Operating income or profit;

•	Return on equity;

•	Return on assets;

•	Return on capital;

•	Changes in working capital;

•	Shareholder return;

•	Cost reduction;

•	Customer satisfaction or growth;

•	Employee satisfaction; and

•	Any other performance objective approved by the shareholders of the Company in accordance with Section 162(m).

The Committee must establish the goals prior to the beginning of the period for which these goals relate (or such later date as may be permitted under applicable tax regulations), and the Committee may not increase any award or, except in the case of certain qualified terminations of employment, waive the achievement of any specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

Provisions Relating to a Change in Control, Death or Disability

The Plan provides certain benefits in the event of a change in control. A change in control is deemed to have occurred if:

•	Any person acquires beneficial ownership of 50% or more of our voting securities;

•	As a result of, or in connection with, a tender or exchange offer, merger or other business combination, there is a change in the composition of a majority of our Board of Directors;

•	The Company merges or consolidates with another corporation, after which less than 75% of the outstanding voting securities of the Company or the surviving entity outstanding immediately thereafter is owned by our former shareholders;

•	A tender or exchange offer results in the acquisition of 50% or more of our outstanding voting securities; or

•	The Company transfers all or substantially all of its assets to another corporation.

Upon the occurrence of a change in control, our Board of Directors will negotiate for the surviving entity or other purchaser involved to assume all of our obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital stock of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse, unless the related agreements provide otherwise.

Upon the occurrence of a participant’s death or disability, an agreement may provide that the outstanding award will immediately vest or become exercisable or payable.

Other Modifications

In the event of specified changes in our capital structure, the Committee will have the power to adjust the number and kind of shares authorized by the Plan (including any limitations on individual awards) and the number, exercise price or kinds of shares covered by outstanding awards. The Committee will also have the power to make other appropriate adjustments in awards under the Plan.

Examples of modifications which are in the discretion of the Committee and which will not require shareholder approval are:

•	Amendments of a “housekeeping” nature;

•	A change to the vesting provisions of a security; and

•	A change to the termination provisions of a security which does not entail an extension beyond the original expiry date.

Modifications of the following nature will however require shareholder approval (excluding the votes of Common Shares held directly or indirectly by insiders benefiting from the amendment):

•	Reduction of an exercise price; and

•	Extension of a term of a security based compensation arrangement benefiting an insider.

Federal Income Tax Consequences

The Internal Revenue Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize income upon the exercise of a nonqualified option to the extent that the fair market value of the Common Shares on the date of exercise exceeds the option price. The Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. This deduction is conditioned on the Company withholding federal income tax with respect to the amount of that compensation. When the participant sells the Common Shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss. This assumes that the Common Shares represent a capital asset in the participant’s hands, although there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to an employee. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Internal Revenue Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the employee. In addition, if the employee does not dispose of the Common Shares acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the Common Shares will be a long-term capital gain or loss. This assumes that the Common Shares represent a capital asset in the employee’s hands.

The statutory holding period lasts until the later of:

•	Two years from the date the option is granted; and

•	One year from the date the Common Shares are transferred to the employee pursuant to the exercise of the option.

If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the Common Shares received upon exercise. If these requirements are not satisfied, the amount of ordinary income taxable to the employee is the lesser of:

•	The fair market value of the Common Shares on the date of exercise minus the option price; and

•	The amount realized on disposition minus the option price.

Any excess is long-term or short-term capital gain or loss, assuming the Common Shares represent a capital asset in the employee’s hands. The Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the employee.

An award of bonus stock that is not subject to restrictions results in taxable income to the participant in an amount equal to the excess of the fair market value of the bonus Common Shares on the date of grant over the amount paid, if any, for those Common Shares. Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the participant. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the Common Shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Shares on the date of lapse over the amount paid, if any, by the participant for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the restrictions or risk of forfeiture will be included in the participant’s ordinary income as compensation at the time of receipt.

Generally, a participant will not recognize any taxable income upon the award of stock appreciation rights. At the time the participant receives the payment for the stock appreciation right, the fair market value of Common Shares or the amount of any cash received in payment for such award generally is taxable to the participant as ordinary income.

As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from awards under the Plan. The amount of the deduction is the amount of the award that is considered reasonable compensation under the Internal Revenue Code.

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by shareholders. The Company has structured and intend to implement the Plan so that resulting compensation would be performance-based compensation, where applicable. To allow the Company to qualify the compensation, the Board of Directors of the Company is seeking shareholder approval of the Plan and the material terms of the related performance goals.

The exercisability of an option or a stock appreciation right or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control.

If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Not all of the important information about the Plan is contained in the foregoing summary. The full text of the Plan is attached to this Circular as Appendix C.

Recommendation

The complete text of the ordinary resolution which management intends to place before the Meeting for approval, confirmation and adoption, with or without modification is as follows:

“Be it resolved as an ordinary resolution that:

(a)	The Plan be approved and adopted in substantially the form appended as Appendix C to the management information circular of the Company dated May 3, 2006; and

(b)	Any one director or officer of the Company be authorized to amend the Plan as may be necessary to comply with all applicable regulatory authorities and stock exchanges.”

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY AND APPROVE THE COMPANY’S 2006 LONG-TERM STOCK INCENTIVE PLAN.

This proposal will be approved if there is:

•	a favorable vote of holders of a majority of our outstanding Common Shares present at the Meeting, in person or by proxy, under the rules of the American Stock Exchange, provided that such Common Shares present in person or by proxy and entitled to vote shall also constitute at least 33 1/3% of outstanding Common Shares eligible to vote at the meeting; and

•	a favorable vote of a majority of our outstanding Common Shares present at the Meeting, in person or by proxy, excluding Common Shares held by the insiders of the Company to whom this resolution will effect, or their associates, under the rules of the Toronto Stock Exchange.

5.	Other Business

While there is no other business other than that mentioned in the Notice of Meeting known by the Board of Directors to be presented for consideration by the shareholders at the Meeting, it is intended that the proxies hereby solicited will be exercised upon any other matters and proposals that may properly come before the Meeting, or any adjournment or adjournments thereof, in accordance with the discretion of the persons authorized to act thereunder.

ADDITIONAL INFORMATION

Additional information relating to the Company is on SEDAR at www.sedar.com and filed with the U.S. Securities and Exchange Commission at www.sec.gov. Financial information relating to the Company is provided in the Company’s audited consolidated financial statements and MD&A for the financial year ended December 31, 2005. Shareholders may contact the Company to request copies of our financial statements at 1331 Lamar Street, Suite 1080, Houston Texas 77010; Phone: 713-739-1800; Fax: 713-739-0458.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Any shareholder who wishes to submit a proposal for inclusion in the proxy material for the Company’s 2007 Annual Meeting of Shareholders must comply with Rule 14a-8 under the U.S. Securities Exchange Act of 1934. Under the Rule 14a-8, such proposal must be submitted to the Secretary of the Company at the address indicated on the cover page of this proxy statement, so that the Secretary receives it no later than January 5, 2007. However, if the date of the 2007 Annual Meeting of Shareholders is more than 30 days from June 1, 2007, the deadline is a reasonable time prior to the Company’s printing of the proxy materials, which deadline will be communicated to the shareholders in the Company’s public filings.

DATED: May 3, 2006

APPROVAL AND CERTIFICATION OF GASTAR EXPLORATION LTD.

The contents and sending of this Circular have been approved by the board of directors of the Company.

The foregoing contains no untrue statements of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

/s/ J. RUSSELL PORTER	/s/ MICHAEL A. GERLICH
J. Russell Porter	Michael A. Gerlich
President and Chief Executive Officer	Vice President and Chief Financial Officer

1

Appendix A

GASTAR EXPLORATION LTD.

TERMS OF REFERENCE

OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Composition

1.	The Committee will be comprised of no less than three directors of the Company, all of whom must be independent. Unless waived, 24 hour notice must be given. Quorum of meetings shall be a majority of members. Meetings may be by telephone or in person.

2.	The length of term to be served by directors on the Committee will be determined by the Board of Directors of the Company (the “Board”), giving consideration to the benefits of periodic rotation of committee membership.

3.	One of the members will be appointed Chairman of the Committee by the Board.

4.	A secretary to the Committee will be appointed by the Chairman of the Committee. The Secretary of the Committee may or may not be a member of the Committee.

5.	With the approval of the Board, the Committee may retain persons having special expertise to assist the Committee in fulfilling its responsibilities.

Responsibilities

1.	The responsibilities which the Committee is required to satisfy itself of, on behalf of the Board, are to:

(a)	recommend to the Board:

(i)	the external auditor to be nominated for the purpose of preparing or issuing an auditors report or performing other audit, review or attest services for the Company; and

(ii)	the compensation of the external auditor.

(b)	oversee the work of the external auditor engaged for the purpose of preparing or issuing an auditors report or performing other audit, review or attest services for the Company, including the resolution of disagreements between the management and external auditor regarding financial reporting;

(c)	pre-approve all non-audit services to be provided to the Company or to its subsidiaries by the Company’s external auditor;

(d)	ensure that the Company’s annual financial statements are fairly presented in accordance with generally accepted accounting principles and to recommend to the Board whether the annual financial statements should be approved;

(e)	ensure that the information contained in the following financial publications is not significantly incomplete, misleading or erroneous:

(i)	Annual Report to Shareholders

(ii)	Management Discussion and Analysis (“MD&A”)

(iii)	Annual Information Form (“AIF”)

(iv)	Quarterly Financial Information

(v)	Prospectuses

(f)	review the Company’s financial statements, MD&A and annual and interim earnings press releases before the Company publicly discloses this information;

(g)	ensure that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements, other than the public disclosure referred to in subsection (e), and must periodically assess the adequacy of those procedures.

(h)	ensure that there are established procedures for:

i.	the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters; and

ii.	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(i)	review and approves the Company’s policies regarding partners, employees and former partners and employees of the present and former external auditor of the issuer.

(j)	ensure that the Company has implemented appropriate systems of internal control over financial reporting, and appropriate systems of internal control to ensure compliance with legal, regulatory and ethical requirements; and

Meetings

1.	The Committee will meet at least four times per year. The meetings will be scheduled to permit timely review of the interim and annual financial statements and for meetings with the external auditors, prior to a submission of observation and recommendations to the Board. Additional meetings may be held as deemed necessary by the Chairman of the Committee or as requested by any member or the external auditors.

Reporting

1.	The minutes of all meetings of the Committee, signed by the Chairman of the Committee and the Secretary to the Committee, are to be provided to the Board. Oral reports on recent matters not yet minuted are to be provided to the Board by the Chairman of the Committee.

2.	Supporting schedules and information reviewed by the Committee will be available for examination by any director upon request to the Secretary to the Committee.

Operating Procedures

Governance
Mtg. after Quarter
		1	2	3	4
1.	review the terms of reference and operating procedures of the committee on an annual basis; and	☐	☐	■	☐

2.	provide minutes of meetings of the committee to the Board of Directors.	■	■	■	■

Relationship with the external auditor
1.	review the terms of the external auditor’s engagement, the appropriateness and reasonableness of the proposed audit fees and any unpaid fees;	☐	☐	■	☐

2.	review of the non-audit services provided by the external auditor’s firm or its affiliates and consider the impact on the independence of the external auditor;	☐	☐	■	☐

3.	discuss with management and the auditors whether (a) there was any difference of opinion between company officers and the auditors which, if not satisfactorily resolved, would have resulted in a modified auditor’s opinion on the financial statements or (b) the company has sought accounting advice from other accounting firms;	☐	☐	☐	■

4.	discuss in private with the external auditors matters affecting the conduct of their audit and other corporate matters;	☐	☐	☐	■

5.	discuss in private with company officers the level and timeliness of service provided by the auditors and whether they recommend the reappointment of the auditors;	☐	☐	☐	■

6.	recommend to the Board of directors each year the retention or replacement of the external auditor; and	☐	☐	☐	■

7.	if there is to be a change of auditor, review all issues related to the change, including the information to be included in the notice of change of auditor called for under National Policy 31, and the planned steps for an orderly transition.	■	■	■	■

Financial reporting and the annual audit
1.	review the audit plan and the terms of the external auditor’s engagement with the external auditor and with management;	☐	☐	■	☐

2.	obtain information on any changes in financial reporting requirements that may affect the current year’s financial statements;	☐	☐	■	☐

3.	review with management and with the external auditor any proposed changes in major accounting policies;	☐	☐	■	☐

4	review with management and the external auditor the presentation and impact of significant risks and uncertainties, and key estimates and judgments of management that may be material to financial reporting;	☐	☐	☐	■

5.	question management and the external auditor regarding significant financial reporting issues discussed during the fiscal period and the method of resolution;	☐	☐	☐	■

6.	review any problems experienced by the external auditor in performing the audit, including any restrictions imposed by management or significant accounting issues on which there was a disagreement with management;	☐		☐		☐		■

7.	review with management the status of any material pending or threatening litigation, claims and assessments;	☐		☐		☐		■

8.	review the annual financial statements, and the auditor’s report thereon in detail with management and the auditors; and		☐		☐		☐	■

9.	provide to the Board of directors a recommendation as to whether the annual financial statements should be approved.	☐		☐		☐		■

Systems and Internal Control
1.	obtain information on how company officers monitor the effectiveness of the Company’s financial reporting controls. Inquire into any significant changes planned regarding systems or controls within the next year.	☐		☐		■		☐

2.	If applicable, review the terms of reference of the internal auditor or obtain information on how the internal audit function is discharged.	☐		☐		■		☐

3.	if applicable, review the reports issued by the internal auditor and management response and subsequent follow-up to any identified weaknesses;	☐		☐		■		☐

4.	review the evaluation of internal controls by the external auditor; together with management’s response; and	☐		☐		☐		■

5.	review the post-audit or management letter, containing the recommendations of the external audit, and management response and subsequent follow-up to any identified weaknesses.	■		■		☐		☐

Other Reporting Requirements:
1.	review with management any significant changes in financial or other risks facing the company;	■		■		■		■

2.	review interim unaudited financial statements with management before release to the public; and	■		■		■		☐

3.	review all public disclosure documents containing audited or unaudited financial information before release, including the annual report, the management discussion and analysis, the annual information form and any prospectus	■		■		■		■

Other Regulatory Requirements:
1.	inquire into the policies and procedures the company has in place to monitor compliance with industry and other laws and regulations; and	☐		☐		■		☐

2.	inquire into the company’s policies and procedures to monitor compliance with environmental laws, regulations and standards.	☐		☐		■		☐

Appendix B

GASTAR EXPLORATION LTD.

TERMS OF REFERENCE OF THE

NOMINATION COMMITTEE

The nomination committee is responsible for recommending and nominating individuals to the board of directors. A majority of members of the committee shall be independent non-executive directors. The chairman or an independent non-executive director should chair the committee, but the chairman should not chair the nomination committee when it is dealing with the appointment of a successor to the chairmanship. If the board of directors deems fit, the members of the corporate governance committee may serve as, and fulfill the duties of, the Nomination Committee.

Duties

The committee shall:

•	be responsible for identifying and nominating for the approval of the board, candidates to fill board vacancies as and when they arise;
•	before making an appointment, evaluate the balance of skills, knowledge and experience on the board and, in the light of this evaluation, prepare a description of the role and capabilities required for a particular appointment;
•	review annually the time required from a non-executive director. Performance evaluation should be used to assess whether the non-executive director is spending enough time to fulfil their duties;
•	consider candidates from a wide range of backgrounds and look beyond the “usual suspects”;
•	give full consideration to succession planning in the course of its work, taking into account the challenges and opportunities facing the company and what skills and expertise are therefore needed on the board in the future;
•	regularly review the structure, size and composition (including the skills, knowledge and experience) of the board and make recommendations to the board with regard to any changes;
•	keep under review the leadership needs of the organization, both executive and non-executive, with a view to ensuring the continued ability of the organization to compete effectively in the marketplace;
•	make a statement in the annual report about its activities; the process used for appointments and explain if external advice or open advertising has not been used; the membership of the committee, number of committee meetings and attendance over the course of the year;
•	make available its terms of reference explaining clearly its role the authority delegated to it by the board; and
•	ensure that on appointment to the board, non-executive directors receive a formal letter of appointment setting out clearly what is expected of them in terms of time commitment, committee service and involvement outside board meetings.

The nomination committee shall make recommendations to the board:

•	as regards plans for succession for both executive and non-executive directors;
•	as regards the re-appointment of any non-executive director at the conclusion of their specified term of office;
•	concerning the re-election by shareholders of any director under the retirement by rotation provisions in the company’s articles of association;
•	concerning any matters relating to the continuation in office of any director at any time; and
•	concerning the appointment of any director to executive or other office other than to the positions of chairman and chief executive, the recommendation for which would be considered at a meeting of the board.

B-1

Appendix C

GASTAR EXPLORATION LTD.

2006 LONG-TERM STOCK INCENTIVE PLAN

1.    PURPOSES.    The purposes of the Plan are (i) to attract and retain for the Company and its Affiliates the best available personnel, (ii) to provide additional incentive to Employees and Directors and to increase their interest in the Company’s welfare, and (iii) to promote the success of the business of the Company and its Affiliates.

2.    DEFINITIONS.    As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:

(a)    “Affiliate” means (i) any corporation, partnership or other entity which owns, directly or indirectly, a majority of the voting equity securities of the Company, (ii) any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (iii) with respect to an Option that is intended to be an Incentive Stock Option, (A) any “parent corporation” of the Company, as defined in Section 424(e) of the Code or (B) any “subsidiary corporation” of the Company as defined in Section 424(f) of the Code, any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the “affiliated group” as defined in Section 1504(a) of the Code of which the Company is the common parent, and any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted; provided, however, that in each case the Affiliate must be consolidated in the Company’s financial statements.

(b)    “Award” means any right granted under the Plan, whether granted singly or in combination, to a Grantee pursuant to the terms, conditions and limitations that the Committee may establish.

(c)    “Award Agreement” means a written agreement with a Grantee with respect to any Award, including any amendments thereto.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Bonus Stock Agreement” means a written agreement with a Grantee with respect to a Bonus Stock Award, including any amendments thereto.

(f)    “Bonus Stock Award” means an Award granted under Section 8 of the Plan.

(g)    “Change in Control” of the Company means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding voting securities; or (v) the Company transfers all or substantially all of its assets to another corporation which is not controlled by the Company; provided, however, no Change in Control shall be deemed to occur under this Section 2(g) in connection with any transaction involving a direct or indirect wholly-owned subsidiary of the Company.

(h)    “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.

(i)    “Committee” means the committee (or committees), as constituted from time to time, of the Board that is appointed by the Board to administer the Plan, or if no such committee is appointed (or no such committee shall be in existence at any relevant time), the term “Committee” for purposes of the Plan shall mean the Board; provided, however, that while the Common Stock is publicly traded, the Committee shall be a committee of the Board consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary and deemed desirable by the Board from time to time in each case to satisfy such requirements with respect to Awards granted under the Plan. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Awards or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may assume any or all of the powers and responsibilities prescribed for the Committee, and to the extent it does so, the term “Committee” as used herein shall also be applicable to the Board.

(j)    “Common Stock” means the Common Stock, without par value per share, of the Company or the common stock that the Company may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value) in replacement or substitution thereof.

(k)    “Company” means Gastar Exploration Ltd., a corporation governed by the laws of the Province of Alberta.

(l)    “Continuous Service” means that the provision of services to the Company or an Affiliate in any capacity of Employee or Director is not interrupted or terminated. Except as otherwise provided in the Award Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate in any capacity of Employee or Director. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.

(m)    “Covered Employee” means the chief executive officer and the four other most highly compensated officers of the Company for whom total compensation is required to be reported to shareholders under Regulation S-K, as determined for purposes of Section 162(m) of the Code.

(n)    “Director” means a member of the Board.

(o)    “Disability” means the “disability” of a person (i) as defined in a then effective written employment agreement between a person and the Company or (ii) if such person is not covered by a written employment agreement with the Company, as defined in a then effective long-term disability plan maintained by the Company that covers such person, or (iii) if neither a written employment agreement nor a plan exists at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(p)    “Employee” means any person, including an Officer or Director, who is employed, within the meaning of Section 3401 of the Code, by the Company or an Affiliate. The provision of compensation by the Company or an Affiliate to a Director solely with respect to such individual rendering services in the capacity of a Director, however, shall not be sufficient to constitute “employment” by the Company or that Affiliate.

(q)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(r)    “Fair Market Value” means, as of any date, the United States dollar value of the Common Stock determined as follows:

(i)    If the Common Stock is listed on any established United States stock exchange or traded on the NASDAQ National Market or the NASDAQ Capital Market (formerly known as the NASDAQ SmallCap Market), the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or if the Common Stock is listed or traded on more than one such exchange or market, the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination (or if no such price or bid is reported on that day, on the last market trading day prior to the day of determination), as reported by the applicable exchange or market or such other source as the Committee deems reliable.

(ii)    In the absence of any such established United States market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

(s)    “Grantee” means an Employee or Director to whom an Award has been granted under the Plan.

(t)    “Incentive Stock Option” means an Option granted to an Employee under the Plan that meets the requirements of Section 422 of the Code.

(u)    “Non-Employee Director” means a Director of the Company who either (i) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(v)    “Non-Qualified Stock Option” means an Option granted under the Plan that is not intended to be an Incentive Stock Option.

(w)    “Officer” means a person who is an “officer” of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

(x)    “Option” means an Award in the form of a stock option granted pursuant to Section 7 of the Plan to purchase a specified number of shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.

(y)    “Option Agreement” means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

(z)    “Optionee” means an individual to whom an Option has been granted under the Plan.

(aa)  “Outside Director” means a Director of the Company who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or an “affiliated corporation” at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(bb)    “Performance Criteria” means (1) earnings; (2) earnings per share; (3) EBITDA (earnings before interest, taxes, depreciation and amortization); (4) EBIT (earnings before interest and taxes); (5) economic profit; (6) cash flow; (7) revenue; (8) revenue growth; (9) sales growth; (10) net profit before tax; (11) gross profit; (12) operating income or profit; (13) return on equity; (14) return on assets; (15) return on capital; (16) changes in working capital; (17) shareholder return; (18) cost reduction; (19) customer satisfaction or growth; or (20) employee satisfaction; and any other performance objective approved by the shareholders of the Company in accordance with Section 162(m) of the Code.

(cc)    “Plan” means this Gastar Exploration Ltd. 2006 Long-Term Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

(dd)    “Qualifying Shares” means shares of Common Stock which either (i) have been owned by the Grantee for more than six (6) months and have been “paid for” within the meaning of Rule 144 promulgated under the Securities Act, or (ii) were obtained by the Grantee in the public market.

(ee)    “Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

(ff)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.

(gg)    “Section” means a section of the Plan unless otherwise stated or the context otherwise requires.

(hh)    “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(ii)    “Stock Appreciation Right” means an Award granted under Section 9 of the Plan.

(jj)    “Stock Appreciation Rights Agreement” means a written agreement with a Grantee with respect to an Award of Stock Appreciation Rights, including any amendments thereto.

(kk)    “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.    TYPES OF INCENTIVE AWARDS AVAILABLE UNDER THE PLAN.    Awards granted under this Plan may be (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Bonus Stock Awards,

(d) Stock Appreciation Rights, and (e) any other type of Award established by the Committee which is consistent with the Plan’s purposes, as designated at the time of grant.

4.    SHARES SUBJECT TO PLAN.    Subject to adjustment pursuant to Section 11(a) hereof, the total amount of Common Stock with respect to which Awards may be granted under the Plan shall not exceed Five Million (5,000,000) shares. At all times during the term of the Plan, the Company shall reserve and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan. Any shares of Common Stock covered by an Award (or a portion of an Award) that is forfeited or canceled or that expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Plan and shall again be available for Awards under the Plan. Nothing in this Section 4 shall impair the right of the Company to reduce the number of outstanding shares of Common Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Common Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully vested or exercisable, or (b) impair the status of any shares of Common Stock previously issued pursuant to an Award as duly authorized, validly issued, fully paid, and nonassessable. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Common Stock, (b) Common Stock held in the treasury of the Company, or (c) previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Committee may determine from time to time in its sole discretion.

5.    ELIGIBILITY.    Awards other than Incentive Stock Options may be granted to Employees, Officers and Directors. Incentive Stock Options may be granted only to Employees (including Officers and Directors who are also Employees), as limited by clause (iii) of Section 2(a). The Committee in its sole discretion shall select the recipients of Awards. A Grantee may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Employee, Officer or Director shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.

6.    LIMITATION ON INDIVIDUAL AWARDS.    Any and all shares available for Awards under the Plan may be awarded by way of Options, Bonus Stock Awards or Stock Appreciation Rights (regardless of the form of payment) to any one person. Subject to the provisions of Section 11(a), the maximum number of shares of Common Stock that may be subject to Options, Bonus Stock Awards and Stock Appreciation Rights granted to any one Covered Employee under the Plan shall not exceed One Million Two Hundred Fifty Thousand (1,250,000) shares. The limitations set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan, where appropriate, to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares of Common Stock subject to Options or other Awards that are canceled or repriced.

7.    OPTIONS.

(a)    Grant of Options. An Option is a right to purchase shares of Common Stock during the option period for a specified exercise price. The Committee shall determine (i) whether each Option shall be granted as an Incentive Stock Option or as a Non-Qualified Stock Option, and (ii) the provisions, terms and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option (which may never be less than Fair Market Value of the Common Stock on the date of the grant of the Award), the period during which the Option may be exercised, forfeiture provisions, methods of payment, and all other terms and conditions of the Option.

(b)    Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of Section 422 of the Code) granted under any other incentive stock option plan of the Company or an Affiliate shall not exceed $100,000. If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Optionee are exercisable for the first time by such Optionee during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute incentive stock options within the meaning of Section 422 of the Code and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options. If the Code or the Treasury regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit than the one described in this Section 7(b), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

(c)    Acquisitions and Other Transactions. Notwithstanding the provisions of Section 10(g), in the case of an Option issued or assumed pursuant to Section 10(g), the exercise price and number of shares for the Option shall be determined in accordance with the principles of Section 424(a) of the Code and the Treasury regulations promulgated thereunder. The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under the Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of the Plan to such grant. The Committee also may grant Options under the Plan in settlement of or substitution for, outstanding options or obligations to grant future options in connection with the Company or an Affiliate acquiring another entity, an interest in another entity or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction.

(d)    Payment or Exercise. Payment for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Optionee and in one or more of the following methods stated in the Option Agreement (at the date of grant with respect to any Option granted as an Incentive Stock Option) and where permitted by law: (i) if a public market for the Common Stock exists, through a “same day sale” arrangement between the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (ii) if a public market for the Common Stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; or (iii) by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company). No shares of Common Stock may be issued until full payment of the purchase price therefor has been made.

8.    BONUS STOCK AWARDS.

(a)    Bonus Stock Awards. A Bonus Stock Award is a grant of shares of Common Stock for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.

(b)    Forfeiture Restrictions. Shares of Common Stock that are the subject of a Bonus Stock Award may be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee, or the occurrence of such other event or events determined to be appropriate by the Committee; provided, however, that (i) for a Bonus Stock Award subject to Forfeiture Restrictions based on the passage of time, the Forfeiture Restrictions shall lapse ratably over a minimum period of three (3) years, and (ii) for a Bonus Stock Award subject to Forfeiture Restrictions based on Performance Criteria or any other event, the Forfeiture Restrictions shall not lapse prior to one year after grant of the Bonus Stock Award. The Forfeiture Restrictions, if any, applicable to a particular Bonus Stock Award (which may differ from any other such Bonus Stock Award) shall be stated in the Bonus Stock Agreement.

(c)    Rights as Shareholder. Shares of Common Stock awarded pursuant to a Bonus Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Bonus Stock Award. The Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Bonus Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other shareholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in this Plan, or in the Bonus Stock Agreement, (i) the Grantee shall not be entitled to delivery of the shares of Common Stock except as the Forfeiture Restrictions expire, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the Forfeiture Restrictions expire, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions expire.

(d)    Stock Certificate Delivery. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the Forfeiture Restrictions have expired. The Grantee, by his acceptance of the Bonus Stock Award, irrevocably grants to the Company a power of attorney to transfer any shares so forfeited to the Company, agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and agrees that such provisions regarding transfers of forfeited shares shall be specifically performable by the Company in a court of equity or law.

(e)    Payment for Bonus Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Bonus Stock Award. In the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Bonus Stock Award, except to the extent otherwise required by law.

(f)    Forfeiture of Bonus Stock. Unless otherwise provided in a Bonus Stock Agreement, on termination of the Grantee’s Continuous Service prior to lapse of the Forfeiture Restrictions, the shares of Common Stock which are still subject to the Forfeiture Restrictions under Bonus Stock Award shall be forfeited by the Grantee. Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Bonus Stock Award shall cease and terminate, without any further obligation on the part of the Company except to repay any purchase price per share paid by the Grantee for the shares forfeited.

(g)    Waiver of Forfeiture Restrictions; Committee’s Discretion. With respect to a Bonus Stock Award that has been granted to a Covered Employee where such Award has been designed to meet the exception for performance based compensation under Section 162(m) of the Code, the Committee may not waive the Forfeiture Restrictions applicable to such Bonus Stock Award.

9.    STOCK APPRECIATION RIGHTS.

(a)    Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon exercise of the right, shares of Common Stock or their cash equivalent in an amount equal to the increase in Fair Market Value, if any, of the Common Stock between the grant and exercise dates.

(b)    Tandem Rights. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement. With respect to Stock Appreciation Rights that are subject to Section 16 of the Exchange Act, the Committee shall retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof), or (ii) to approve an election by a Grantee to receive cash in full or partial settlement of Stock Appreciation Rights.

(c)    Limitations on Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

10.    GENERAL PROVISIONS REGARDING AWARDS.

(a)    Form of Award Agreement. Each Award granted under the Plan shall be evidenced by a written Award Agreement in such form (which need not be the same for each Grantee) as the Committee from time to time approves, but which is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code.

(b)    Awards Criteria. In determining the amount and value of Awards to be granted, the Committee may take into account the responsibility level, performance, potential, other Awards and such other considerations with respect to a Grantee as it deems appropriate. The terms of an Award Agreement may provide that the amount payable as an Award may be adjusted for dividends or dividend equivalent.

(c)    Date of Grant. The date of grant of an Award will be the date specified by the Committee as the effective date of the grant of an Award or, if the Committee does not so specify, will be the date on which the Committee makes the determination to grant such Award. The Award Agreement evidencing the Award will be delivered to the Grantee with a copy of the Plan and other relevant Award documents within a reasonable time after the date of grant.

(d)    Stock Price. The exercise price or other measurement of stock value relative to any Award shall be the price determined by the Committee (which shall be not less than either the Fair Market Value or the par value of the shares of Common Stock on the date of grant of the Award). The exercise price of any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock for the date of grant of the Option; provided, however, the exercise price of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock for the date of grant of the Option.

(e)    Period of Award. Awards shall be exercisable or payable within the time or times or upon the event or events determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in an Award Agreement, Awards other than Bonus Stock Awards shall terminate on (and no longer be exercisable or payable after) the earlier of: (i) ten (10) years from the date of grant of the Award; (ii) for an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years from the date of grant of the Option; (iii) three (3) months after the Grantee is no longer serving in any capacity as an Employee or Director of the Company for a reason other than the death or Disability of the Grantee; (iv) one (1) year after death of the Grantee; or (v) one (1) year after Disability of the Grantee.

(f)    Transferability of Awards. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by the Grantee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable or payable during the lifetime of the Grantee only by the Grantee; provided, that the Grantee may designate persons who or which may exercise or receive his Awards following his death. Notwithstanding the preceding sentence, Awards other than Incentive Stock Options may be transferred to such family members, family member trusts, family limited partnerships and other family member entities as the Committee, in its sole discretion, may approve prior to any such transfer. No such transfer will be approved by the Committee if the Common Stock issuable under such transferred Award would not be eligible to be registered on Form S-8 promulgated under the Securities Act.

(g)    Acquisitions and Other Transactions. The Committee may, from time to time, approve the assumption of outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under the Plan in replacement of or in substitution for the awards assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such assumption shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant.

(h)    Payment. Payment of an Award (i) may be made in cash, Common Stock or a combination thereof, as determined by the Committee in its sole discretion, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion, and (iii) to the extent applicable, shall be based on the Fair Market Value of the Common Stock for the payment or exercise date. The Committee may permit or require the deferral of payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, dividend equivalents or other forms of investment return.

(i)    Notice. If an Award involves an exercise, it may be exercised only by delivery to the Company of a written exercise agreement approved by the Committee (which need not be the same for each Grantee), stating the number of shares of Common Stock being purchased, the method of payment, and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares upon exercise of the Award, together with payment in full of any exercise price for any shares of Common Stock being purchased. Such exercise agreement may be part of a Grantee’s Award Agreement.

(j)    Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal or state income taxes or other taxes with respect to the grant, exercise or payment of any Award under the Plan, including procedures for a Grantee to have shares of Common Stock withheld from the total number of shares of Common Stock to be issued or purchased upon grant or exercise of an Award. Prior to issuance of any shares of Common Stock, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of the statutory minimum prescribed amount of any federal or state income or other tax withholding obligations of the Company, if applicable. Upon grant, exercise or payment of an Award, the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax withholding obligations.

(k)    Exercise of Award Following Termination of Continuous Service.

(i)    An Award may not be exercised after the expiration date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)    Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)    Any Option designated as an Incentive Stock Option, to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of an Optionee’s Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

(iv)    The Committee shall have discretion to determine whether the Continuous Service of a Grantee has terminated and the effective date on which such Continuous Service terminates and whether the Grantee’s Continuous Service terminated as a result of the Disability of the Grantee.

(l)    Limitations on Exercise.

(i)    The Committee may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Award that may be purchased on any exercise of an Award; provided, that such minimum number will not prevent a Grantee from exercising the full number of shares of Common Stock as to which the Award is then exercisable.

(ii)    The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Award or otherwise make payments hereunder shall be subject to the condition that such exercise and the issuance and delivery of such shares and other actions pursuant thereto comply with the Securities Act, all applicable state securities and other laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

(iii)    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.

(m)    Privileges of Stock Ownership. Except as provided in the Plan with respect to Bonus Stock Awards, no Grantee will have any of the rights of a shareholder with respect to any shares of Common Stock subject to an Award until such Award is properly exercised and the purchased or awarded shares are issued and delivered to the Grantee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided in the Plan.

(n)    Breach; Additional Terms. A breach of the terms and conditions of this Plan or established by the Committee pursuant to the Award Agreement shall cause a forfeiture of the Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Award, including provisions pertaining to the termination of the Grantee’s employment (by retirement, Disability, death or otherwise) prior to expiration of the Forfeiture Restrictions or other vesting provisions. Such additional terms, conditions or restrictions shall also be set forth in an Award Agreement made in connection with the Award.

(o)    Performance-Based Compensation. The Committee may designate any Award as “qualified performance-based compensation” for purposes of Section 162(m) of the Code. Any Awards designated as “qualified performance-based compensation” shall be conditioned on the achievement of any one or more Performance Criteria, and the measurement may be stated in absolute terms or relative to individual performances, comparable companies, peer or industry groups or other standard indexes, and in terms of Company-wide objectives or in terms of absolute or comparative objectives that relate to the performance of divisions, affiliates, departments or functions within the Company or an Affiliate. Notwithstanding any other provision of the Plan, the Committee may grant an Award that is not contingent on performance goals or is contingent on performance goals other than the Performance Criteria, so long as the Committee has determined that such Award is not intended to satisfy the requirements for “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

11.    ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.

(a)    Capital Adjustments. The number of shares of Common Stock (i) covered by each outstanding Award granted under the Plan, the exercise, target or purchase price of each such outstanding Award, and any other terms of the Award that the Committee determines require adjustment and (ii) available for issuance under Sections 4 and 6 shall be adjusted to reflect, as deemed appropriate by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share will not be issued upon exercise of any Award, and either (i) any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value or (ii) the number of shares of Common Stock issuable under the Award will be rounded up to the nearest whole number, as determined by the Committee; and provided further that the exercise, target or purchase price may not be decreased to below either the Fair Market Value or the par value, if any, for the shares of Common Stock as adjusted pursuant to this Section 11(a). Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)    Dissolution or Liquidation. The Committee shall notify the Grantee at least twenty (20) days prior to any proposed dissolution or liquidation of the Company. Unless specifically provided otherwise in an individual Award or Award Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, to the extent that an Award has not been previously exercised, if applicable, such Award shall terminate immediately prior to consummation of such dissolution or liquidation.

(c) Change in Control. Unless specifically provided otherwise with respect to Change in Control events in an individual Award or Award Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, if, during the effectiveness of the Plan, a Change in Control occurs, the surviving entity or purchaser described in Section 2(g), the “Purchaser”, shall either assume the obligations of the Company under the outstanding Awards or convert the outstanding Awards into awards of at least equal value as to capital stock of the Purchaser. In the event such Purchaser refuses to assume or substitute Awards pursuant to a Change in Control, each Award which is at the time outstanding under the Plan shall (i) except as provided otherwise in an individual Award or Award Agreement, automatically become, subject to all other terms of the Award or Award Agreement, fully vested and exercisable or payable, as appropriate, and be released from any repurchase or forfeiture provisions, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Award, (ii) the Forfeiture Restrictions applicable to all outstanding Bonus Stock Awards shall lapse and shares of Common Stock subject to such Bonus Stock Awards shall be released from escrow, if applicable, and delivered to the Grantees of the Awards free of any Forfeiture Restriction, (iii) all other Awards shall become fully vested and payment thereof shall be accelerated using, if applicable, the then-current Fair Market Value to measure any payment that is based on the value of the Common Stock or using such higher amount as the Committee may determine to be more reflective of the actual value of such stock, and (iv) notwithstanding any contrary terms in the Award or Award Agreement, expire on a date at least twenty (20) days after the Committee gives written notice to Grantees specifying the terms and conditions of such termination.

To the extent that a Grantee exercises an Award before or on the effective date of the Change in Control, the Company shall issue all Common Stock purchased by exercise of that Award (subject to the Grantee’s satisfaction of the requirements of Section 10(j)), and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control. Upon a Change in Control, when the outstanding Awards are not assumed by the Purchaser, the Plan shall terminate and any unexercised Awards outstanding under the Plan at that date shall terminate.

12.    SHAREHOLDER APPROVAL.    The Company shall obtain the approval of the Plan by the Company’s shareholders to the extent required to satisfy Sections 162(m) or 422 of the Code or to satisfy or comply with any applicable laws or the rules of any stock exchange or national market system on which the Common Stock may be listed or quoted.

13.    ADMINISTRATION.    The Plan shall be administered by the Committee. The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Committee of any of the provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company and all persons having an interest in any Award or any shares of Common Stock purchased or other payments received pursuant to an Award. Notwithstanding the authority hereby delegated to the Committee to grant Awards to Employees and Directors under the Plan, the Board shall have full authority, subject to the express provisions of the Plan, to grant Awards to Employees and Directors under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provision of Awards granted to Employees and Directors under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan. No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

14.    EFFECT OF PLAN.    Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee or Director any right to be granted an Award or any other rights except as may be evidenced by the Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures, or shares of preferred stock ranking prior to or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan or in any Award Agreement or in other related documents shall confer upon any Employee or Director any right with respect to such person’s Continuous Service or interfere or affect in any way with the right of the Company or an Affiliate to terminate such person’s Continuous Service at any time, with or without cause.

15.    NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS.    Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

16.    AMENDMENT OR TERMINATION OF PLAN.    The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of Award Agreement, exercise agreement, or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m) and 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain shareholder approval of any Plan amendment in such manner and to such a degree as required. No Award may be granted after termination of the Plan. Any amendment or termination of the Plan shall not affect Awards previously granted, and such Awards shall otherwise remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an Award Agreement) signed by the Grantee and the Company.

17.     EFFECTIVE DATE AND TERM OF PLAN.     The Plan shall become effective March 29, 2006, which is the date of adoption of the Plan by the Board. The Plan shall continue in effect for a term of ten (10) years from March 29, 2006 and terminate on March 29, 2016, unless sooner terminated by action of the Board, provided that, with respect to any Awards outstanding on such termination date, the Plan shall remain in effect with respect to such Awards until such Awards terminate or are exercised.

18.    SEVERABILITY AND REFORMATION.    The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

19.    GOVERNING LAW.     The Plan and all issues or matters relating to the Plan shall be governed by, determined and enforced under, and construed and interpreted in accordance with the laws of the State of Texas.

20.    INTERPRETIVE MATTERS.    Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and visa versa. The term “include” or “including” does not denote or imply any limitation. The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.

21.    SECTION 409A COMPLIANCE.    Notwithstanding any other provision of the Plan to the contrary, it is not the intention of the Company that this Plan or any Award granted under the Plan result in unfavorable tax consequences to any Grantee under Section 409A of the Code. The Company intends that the Plan and any Award granted under the Plan shall at all times be exempt from or otherwise comply with the provisions of Code Section 409A. The provisions, terms and conditions of the Plan and any Award granted under the Plan may be amended at anytime, if necessary, in order to be exempt from or otherwise comply with the provisions of Code Section 409A; provided, however, that neither the Company nor a Grantee shall be required to assume an increased economic burden in connection with any such amendment.

GASTAR EXPLORATION LTD.

INSTRUMENT OF PROXY

FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF THE SHAREHOLDERS

TO BE HELD THURSDAY, JUNE 1, 2006

The undersigned shareholder of Gastar Exploration Ltd. (the “Company”), hereby appoints J. Russell Porter, President and Chief Executive Officer of the Company, or failing him, Sara-Lane Sirey, Corporate Secretary of the Company, or instead of any of the foregoing                                                                                    , as proxyholder of the undersigned at the Annual General and Special Meeting of the Shareholders (the “Meeting”), to be held on Thursday, June 1, 2006, and at any adjournment or adjournments thereof, and at any ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholders direction, except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the shares represented by this instrument of proxy in the following manner:

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxyholder will have authority to vote FOR Proposals 1, 3 and 4 and FOR all the nominees listed in Proposal 2. The Board of Directors recommends a vote FOR each of Proposals 1, 3 and 4 and FOR all of the nominees in Proposal 2.

1.	Fix the number of Board of Directors at five (5) members.

FOR ☐                WITHHOLD ☐                ABSTAIN ☐

2.	Election of Directors named in the Management Information Circular to the Board of Directors.

	For		Withhold

01 Abby Badwi	[	]	[	]

02 Thomas Crow	[	]	[	]

03 Richard Kapuscinski	[	]	[	]

04 J. Russell Porter	[	]	[	]

05 Thomas Robinson	[	]	[	]

3.	Approval of appointment of BDO Seidman, LLP, as the independent registered public accounting firm of the Company for the ensuing year.

FOR ☐                WITHHOLD ☐

4.	Approval and Adoption of a 2006 Long-Term Stock Incentive Plan.

FOR ☐                AGAINST ☐                ABSTAIN ☐

At the said discretion of the said proxyholder, upon any amendment or variation of the above matters or any other matters that may be properly brought before the meeting or any adjournment thereof, in such manner as such proxy, in such proxyholder’s sole judgment, may determine.

This instrument of proxy is solicited on behalf of the management of the Company.

Each shareholder has the right to appoint a proxyholder other than those designed above, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder’s appointment should be legibly printed in the blank space provided. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and should instruct him on how the shareholder shares are to be voted.

This Instrument of Proxy must be dated and executed by the shareholder or dated and executed by the shareholder’s attorney on behalf of the shareholders if such shareholder’s attorney is authorized in writing, to do so. If executed by the shareholder’s attorney, proof of written authorization must be attached to this Instrument of Proxy.

THE UNDERSIGNED HEREBY revokes any proxies previously given.

DATED this              day of                         , 2006.

(Signature of Shareholder)

(Name of Shareholder)

NOTES:

1	This Instrument of Proxy will not be valid and will not be acted upon or voted unless it is completed as outlined herein and delivered to the Corporation care of the offices of CIBC Mellon Trust Company, Attention: Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9 at least twenty-four (24) hours excluding Saturdays and holidays, before the time set for the meeting or any adjournment thereof.

2	If the shareholder is an individual, this Instrument of Proxy must be executed by the shareholder or his attorney with written shareholder approval.

3	If the shareholder is a corporation, this Instrument of Proxy must be executed under corporate seal or by a duly authorized officer or attorney of the corporation.

4	Persons signing as executors, administrators, trustees, etc. should so indicate and give their full title as such.